UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 683-4100

Not applicable

(Former name or former address, if changed since last report)

CURRENT REPORT ON FORM 8-K

Item 1.	Changes in Control of Registrant

Not applicable.

Item 2.	Acquisition or Disposition of Assets

Not applicable.

Item 3.	Bankruptcy or Receivership

Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant

Not applicable.

Item 5.	Other Events and Regulation FD Disclosure

Attached hereto as Exhibit 23(a) is the consent of KPMG LLP and as Exhibits 99(a) through 99(c) are financial statements and pro forma financial information filed in connection with the Company’s recent merger with Roslyn Bancorp, Inc.

Item 6.	Resignations of Registrant’s Directors

Not applicable.

Item 7.	Financial Statements and Exhibits

(a) Financial statements of business acquired are required: None

(b) Pro forma financial information: None

(c) Exhibits:

Exhibit 23	(a)	Consent of KPMG LLP

Exhibit 99	(a)

The Unaudited Consolidated Statements of Financial Condition at September 30, 2003 and the Unaudited Consolidated Statements of Income for the three and nine months ended September 30, 2003 and 2002 of Roslyn Bancorp, Inc.

Exhibit 99	(b)

The Audited Consolidated Statements of Financial Condition at December 31, 2002 and 2001 and the Audited Consolidated Statements of Income for the years ended December 31, 2002, 2001 and 2000 of Roslyn Bancorp, Inc. (incorporated by reference herein to Roslyn Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission (Commission file number 0-28886) on March 25, 2003, portions of which are attached hereto.)

Exhibit 99	(c)

The Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition as of September 30, 2003 and the Unaudited Pro Forma Combined Condensed Consolidated Statement of Income for the nine months ended September 30, 2003 for New York Community Bancorp, Inc. and Roslyn Bancorp, Inc., and notes thereto.

Item 8.	Change in Fiscal Year

Not applicable.

Item 9.	Regulation FD Disclosure

Not applicable.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not applicable.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Not applicable.

Item 12.	Results of Operations and Financial Condition

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.

Date: January 26, 2004	/s/ Joseph R. Ficalora
Joseph R. Ficalora President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23(a)	Consent of KPMG LLP

Exhibit 99(a)	The Unaudited Consolidated Statements of Financial Condition at September 30, 2003 and the Unaudited Consolidated Statements of Income for the three and nine months ended September 30, 2003 and 2002 of Roslyn Bancorp, Inc.

Exhibit 99(b)	The Audited Consolidated Statements of Financial Condition at December 31, 2002 and 2001 and the Audited Consolidated Statements of Income for the years ended December 31, 2002, 2001 and 2000 of Roslyn Bancorp, Inc. (incorporated by reference herein to Roslyn Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission (Commission file number 0-28886) on March 25, 2003, portions of which are attached hereto.)

Exhibit 99(c)	The Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition as of September 30, 2003 and the Unaudited Pro Forma Combined Condensed Consolidated Statement of Income for the nine months ended September 30, 2003 for New York Community Bancorp, Inc. and Roslyn Bancorp, Inc., and notes thereto.